Commitments and Contingencies	6 Months Ended
Jun. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 7 –	COMMITMENTS AND CONTINGENCIES

a.	The Company is required to pay royalties to the State of Israel (represented by the Israel Innovation Authority), computed on the basis of proceeds from the sale or license of products, the development of which was supported by State grants. These royalties are generally 3% - 5% of sales until repayment of 100% of the grants (linked to the U.S. dollar) received by the Company plus annual interest at an applicable LIBOR-based rate. The Company’s aggregate contingent obligation to pay royalties as of June 30, 2020 was approximately $5,804, which represented the gross amount of grants actually received by the Company from the Israel Innovation Authority to such date, including accrued interest. As of June 30, 2020, the Company had not paid any royalties to the Israel Innovation Authority.

In January 2020, the Company submitted a grant application to the Israel Innovation Authority for funding of its clinical development program of prevention of cytokine storms and organ dysfunction associated with sepsis. The Company’s application for grants of NIS 3,467 ($973) representing participation of 30% of the plan to be executed in Israel was approved by the Israel Innovation Authority in April 2020, for a period commencing January 1, 2020 and ending December 31, 2020.

In March 2020, the Company submitted a grant application to the Israel Innovation Authority for funding of its clinical development program of prevention of organ dysfunction and cytokine storms associated with COVID-19. The Company’s application for grants of NIS 1,857 ($521) representing participation of 30% of the plan to be executed in Israel was approved by the Israel Innovation Authority in April 2020 for a period commencing April 1, 2020 and ending March 31, 2021.

b.	On July 1, 2020 the Company entered into a rental agreement for an additional 421 square meters of office and laboratory space, in addition to the 420 square meter rental agreement entered into on July 30, 2018, in the biotechnology park in Ness Ziona. The additional rental agreement is for a period of 63 months, commencing July 1, 2020, and can be extended by an additional period of 35 months. The monthly rental and management fees for the additional space are NIS 28 ($8). To secure the liability of the Company for the new lease, the Company provided the lessor a bank guarantee of approximately NIS 164 ($47).

On May 15, 2020, S.H.N. Financial Investments Ltd., d/b/a Shamir Capital (“Shamir”) filed a complaint against the Company in the United States District Court for the Southern District of New York (the “Court”), related to Shamir’s purchase of $2.4 million of ordinary shares in the Company’s registered direct offering in February 2020. The Company considered Shamir’s allegations to be without merit, and, on July 20, 2020, filed with the Court a motion to dismiss Shamir’s complaint. On August 10, 2020, without challenging the Company’s motion to dismiss and prior to the Company filing an answer to Shamir’s complaint, Shamir filed with the Court a notice of voluntary dismissal without prejudice.